Exhibit 10.5

Execution Version

AMENDMENT NO.1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) dated as of April 27, 2016, by and among DIPLOMAT PHARMACY, INC., a Michigan corporation (“Borrower”), the other Credit Parties signatory hereto, HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (successor to General Electric Capital Corporation), as agent (in such capacity, “Agent”) for the lenders (collectively, “Lenders”) from time to time party to the Credit Agreement (as defined below), and the Lenders.

RECITALS

A.                                    Borrower, the other Credit Parties signatory thereto, Agent and Lenders are parties to the Second Amended and Restated Credit Agreement dated as of April 1, 2015 (the “Credit Agreement”), pursuant to which Lenders agreed to provide certain financial accommodations to or for the benefit of Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

B.                                    Credit Parties have requested that Agent and Lenders amend the Credit Agreement to, among other things, amend certain definitions and covenants thereof, as more fully provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower and the other Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties, Agent and Required Lenders hereby agree as follows:

1.                                      Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

2.                                      Amendments of Credit Agreement.

2.1                               Section 4.11(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“Each Credit Party shall use commercially reasonable efforts to enter into, and cause each depository, securities intermediary or commodities intermediary to enter into, Control Agreements providing for “full” cash dominion with respect to each of its deposit, securities, commodity or similar accounts maintained by such Person (other than (i) any payroll account so long as such payroll account is a zero balance account, (ii) any zero balance account, (iii) any withholding tax account, (iv) any trust or fiduciary account, (v) any account with an average daily balance of less than $2,000,000 in the aggregate at any one time for any one such account or less than $5,000,000 in the aggregate for all such accounts, (vi) any Segregated Governmental Account, and other exceptions explicitly set forth in clauses (b), (c) and (d) of this Section 4.11) as of or after the Closing Date; provided, that the Credit Parties shall have 90 days (or such later date agreed to by the Agent) to comply with the provisions of this Section 4.11 for any bank accounts acquired or payments received from Governmental Payors in connection with any Permitted Acquisition.”

2.2                               To further memorialize the amendment previously provided in that certain letter dated June 19, 2015 among the Credit Parties, the Agent and the Required Lenders, Section 5.1(p) of the Credit Agreement has been amended and restated in its entirety as follows:

“(p) Liens in favor of AmerisourceBergen or any of its Affiliates that are from time to time party to the AmerisourceBergen Intercreditor Agreement (including by amendment or joinder) securing the AmerisourceBergen Indebtedness, subject to the AmerisourceBergen Intercreditor Agreement; and”

2.3                               Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) dispositions (other than of (i) the Stock of any Subsidiary of any Credit Party or (ii) any Accounts of any Credit Party) not otherwise permitted hereunder which are made for fair market value; provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) if the aggregate sale price for any disposition or series of related dispositions exceeds $2,000,000, not less than 75% of the aggregate sales price from such disposition shall be paid in cash, (iii) the aggregate fair market value of all assets so sold by the Credit Parties and their Subsidiaries, together, shall not exceed in any Fiscal Year $5,000,000 and (iv) after giving effect to such disposition, the Credit Parties are in compliance on a pro forma basis with the covenants set forth in Article VI, recomputed for the most recent fiscal month for which financial statements have been delivered;”

2.4                               Section 5.5(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(j)                              unsecured Indebtedness of the Borrower or any of its Subsidiaries consisting of Contingent Acquisition Consideration; provided that the maximum aggregate amount payable with respect to all such Contingent Acquisition

Consideration does not exceed $40,000,000 in the aggregate at any time outstanding (assuming the remaining maximum performance standards related thereto are satisfied, except to the extent all or any portion thereof becomes a fixed, matured or earned amount, in which case such amount shall be deemed the actual amount of such Contingent Acquisition Consideration); provided, that Contingent Acquisition Consideration consisting of common Stock of the Borrower shall not be included for purposes of determining the Credit Parties’ compliance with the dollar limitation set forth in this clause (j);”

2.5                               Clauses (b), (g) and (h) of the definition of “Permitted Acquisition” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) the Borrower shall have notified Agent and Lenders of such proposed Acquisition at least ten (10) Business Days prior to the consummation thereof and furnished to Agent and Lenders at least five (5) Business Days prior to the consummation thereof (1) a certificate of a Responsible Officer of the Borrower demonstrating on a pro forma basis after giving effect to the consummation of such Acquisition calculated as of the last day of the most recent month preceding the date on which the Acquisition is consummated for which financial statements have been delivered, that (x) Borrower is in compliance with the applicable covenants set forth in Article VI and, (y) at any time that a Term Loan (including any Incremental Term Loan) is outstanding that the Leverage Ratio does not exceed the maximum Leverage Ratio permitted under Section 6.1 at such time, (2) an executed term sheet and/or letter of intent (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of Agent, such other information and documents that Agent may request, including, without limitation, executed counterparts of the respective agreements, documents or instruments pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non- compete, employment, option or other material agreements), any schedules to such agreements, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith, (3) pro forma financial statements of the Borrower and its Subsidiaries after giving effect to the consummation of such Acquisition, and (4) copies of such other agreements, instruments and other documents as Agent reasonably shall request;”

“(g) the total consideration paid or payable (including without limitation, all transaction costs, Indebtedness incurred, assumed and/or reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments, including Contingent Acquisition Consideration (such amounts, the “Acquisition Consideration”) for all Acquisitions consummated after the Amendment No. 1 Effective Date shall not exceed $400,000,000 in the aggregate for all such Acquisitions; and

(h)                                 in the case of any Acquisition for which the total Acquisition Consideration paid or payable exceeds $5,000,000, the Target has EBITDA, subject to pro forma adjustments acceptable to Agent, for the most recent four quarters prior to the acquisition date for which financial statements are available, greater than zero.”

2.6                               Section 11.1 of the Credit Agreement is further amended by adding thereto, in alphabetical order, the terms “Amendment No. 1 Effective Date” and “Amendment No. 1”, with the following definitions:

“Amendment No. 1 Effective Date” has the meaning provided in Section 3 of Amendment No. 1.

“Amendment No. 1” means the Amendment No. 1 to Second Amended and Restated Credit Agreement.

3.                                      Conditions to Effectiveness. The amendments set forth in Section 2 of this Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the Agent shall notify Borrower that it has received copies of the Amendment duly executed by Borrower, the other Credit Parties and Required Lenders;

4.                                      Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

5.                                      Representations and Warranties. The Credit Parties, jointly and severally, hereby represent and warrant that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) any Credit Party has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

6.                                      Release. Each Credit Party hereby irrevocably releases and forever discharges each Indemnitee of and from all damages, losses, claims, demands, liabilities, obligations, actions or causes of action whatsoever (each a “claim”) that such Credit Party may now have or claim to have against any Indemnitee on the date hereof, whether known or unknown, of every nature and extent whatsoever, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date hereof and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document, or Agent’s administration of and actions under the Credit Agreement or any other Loan Document (each, a “Released Claim”).

Each Credit Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Released Claims, and agrees that this Amendment and the above release are and will remain effective in all respects as a release of Released Claims notwithstanding any such differences or additional facts. Without limiting the restrictions on any Credit Party to sell or assign any rights under the Credit Agreement and the other Loan Documents, each Credit Party represents and warrants that it has not heretofore sold, assigned, transferred, pledged hypothecated or purported to have sold, assigned, transferred, pledged or hypothecated any Released Claim. Each Credit Party further represents and warrants that Credit Parties are the sole Credit Parties under the Credit Agreement and the other Loan Documents and are the sole owner and holder of all Released Claims.

7.                                      Miscellaneous.

7.1                               Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

7.2                               Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

7.3                               Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

7.4                               Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

7.5                               Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

7.6                               Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to Credit Agreement as amended hereby, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

7.7                               No Novation. Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.8                               Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

IN WITNESS WHEREOF, this Amendment No. 1 to Second Amended and Restated Credit Agreement has been duly executed as of the date first written above.

DIPLOMAT PHARMACY, INC.

By:	/s/ Philip R. Hagerman
	Name:	Philip R. Hagerman
	Title:	Chief Executive Officer

DIPLOMAT SPECIALTY PHARMACY OF FLINT, LLC
DIPLOMAT SPECIALTY PHARMACY OF GRAND RAPIDS, LLC
DIPLOMAT SPECIALTY PHARMACY OF CHICAGO, LLC
DIPLOMAT SPECIALTY PHARMACY OF FT. LAUDERDALE, LLC
DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC
DIPLOMAT SPECIALTY PHARMACY GREAT LAKES DISTRIBUTION CENTER, LLC
DIPLOMAT CORPORATE PROPERTIES, LLC NAVIGATOR HEALTH SERVICES, LLC

By: Diplomat Pharmacy, Inc., its member

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Chief Executive Officer

DSP FLINT REAL ESTATE, LLC
DSP-BUILDING C, LLC

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MEDPRO RX, INC.
AMERICAN HOMECARE FEDERATION, INC. DIPLOMAT BLOCKER, INC.
BURMAN’S APOTHECARY, L.L.C.
BURMAN’S MEDIA PHARMACY, LLC PHARMTRACK, LLC
AT-HOME IV INFUSION PROFESSIONAL, INC. XAS INFUSION SUITES, INC.

By:	/s/ Gary Kadlec
Name:	Gary Kadlec
Title:	President

ENVOY HEALTH MANAGEMENT, LLC

By:	/s/ Gary Kadlec
Name:	Gary Kadlec
Title:	Manager

BIORX, LLC

By:	/s/ Philip Rielly
Name:	Philip Rielly
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HEALTHCARE FINANCIAL SOLUTIONS, LLC,
as Agent, Swingline Lender and as a Lender

By:	/s/ Karen Dahlquist
Name:	Karen Dahlquist
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT No. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Wieslaw R. Sliwinski
Name:	WIESLAW R. SLIWINSKI
Title:	AUTHORIZED OFFICER

[SIGNATURE PAGE TO AMENDMENT No. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MUFG Union Bank, N.A., as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

[SIGNATURE PAGE TO AMENDMENT No. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Steve Scott
Name:	Steve Scott
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT No. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Linda Alto
Name:	Linda Alto
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT No. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Akim Grate
Name:	Akim Grate
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT No. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Christian Peng
Name:	Christian Peng
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name:	CHRISTOPHER DAY
Title:	AUTHORIZED SIGNATORY

By:	/s/ Max Wallins
Name:	Max Wallins
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

By:	/s/ Nathaniel E. Sher
Nathaniel E. Sher
Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A., as a Lender

By:	/s/ John Zimbo
Name:	John Zimbo
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FLAGSTAR BANK, FSB, as a Lender

By:	/s/ Elizabeth K. Hausman
Name:	Elizabeth K. Hausman
Title:	First Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Cheryl B Holm
Name:	Cheryl B Holm
Title:	Sr. Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

TALMER BANK AND TRUST, as a Lender

By:	/s/ R. Kevin Finn
Name:	R. Kevin Finn
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]